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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 2005


                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


PENNSYLVANIA                        0-29255                      23-2767197
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700


                               FASTNET CORPORATION
                               -------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

As previously disclosed, on December 30, 2004, FN Estate, Inc. and its wholly owned subsidiaries (collectively, the "Debtors") and the Official Committee of Unsecured Creditors appointed in the Debtors' bankruptcy cases (the "Creditors' Committee") filed the Joint Plan of Liquidation Dated December 30, 2004, in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") in the jointly administered bankruptcy cases of FN Estate, Inc. (f/k/a Fastnet Corporation), Netaxs Corp., SuperNet, Inc., NetReach, Inc., Fastnet Acquisition, Inc. and Fastnet Acquisition Corp. styled IN RE FN ESTATE, INC., ET AL., Case Nos. 03-23143 (TMT) (Jointly Administered). On January 27, 2005, the Debtors and Creditors' Committee filed the First Amended Joint Plan of Liquidation Dated December 30, 2004, in the Bankruptcy Court. On March 22, 2005, the Debtors and the Creditors' Committee filed the Second Amended Joint Plan of Liquidation Dated March 22, 2005 (as amended, the "Plan") in the Bankruptcy Court. On March 24, 2005, the Bankruptcy Court held a hearing on the confirmation of the Plan and entered an order granting confirmation of the Plan, which became effective on April 11, 2005. Pursuant to the terms of the Plan, among other things, each holder of common stock neither receives nor retains any property or interest in estate property on account of such equity interest. Further, the Plan enjoins all holders of outstanding shares of common stock of FN Estate, Inc. from transferring any equity interest as of the confirmation date, and all equity interests of FN Estate, Inc. will be cancelled by the filing of appropriate articles of dissolution by the Administrative Agent after the Plan has been fully implemented and administered, and after all estate property has been distributed pursuant to the Plan.

For further information pertaining to the Plan, reference is made to a copy of the Plan and the Bankruptcy Court' s order confirming the Plan, which are attached as exhibits 2.2 and 2.1, respectively, to the Company's current report on Form 8-K that was filed with the Securities Exchange Commission on March 30, 2005.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on November 14, 2003, the Company sought a no-action position from the Staff of the Securities and Exchange Commission that would permit the Company to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not officially granted the request. Nonetheless, in conformity with its request and the provisions of Staff Legal Bulletin No. 2, the Company files herewith as Exhibits, 99.1, 99.2 and 99.3 its last monthly operating reports prior to the effectiveness of the Plan for the periods commencing January 1, 2005 and ended January 31, 2005, commencing February 1, 2005 and ended February 28, 2005, and commencing March 1, 2005 and ended March 31, 2005 (collectively, the "Monthly Operating Reports"), which were filed with the Bankruptcy Court on May 27, 2005.

THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE MONTHLY OPERATING REPORTS ARE LIMITED IN SCOPE, COVER LIMITED TIME PERIODS, AND ARE IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE OPERATING REPORTS ARE COMPLETE.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


         Exhibit No.       Description of Document
         -----------       -----------------------

             99.1 Monthly Operating Report for the Period January 1, 2005 to January 31, 2005.

             99.2 Monthly Operating Report for the Period February 1, 2005 to February 28, 2005.

             99.3 Monthly Operating Report for the Period March 1, 2005 to March 31, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FN ESTATE, INC.
                                                  (Registrant)


Date: May 27, 2005                                By: /s/ Tamie Barsky
                                                      --------------------------
                                                      Tamie Barsky
                                                      Administrative Agent




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                                  EXHIBIT INDEX

Exhibit
Number            Document Description
------            --------------------

99.1              Monthly Operating Report For The Period January 1, 2005 to
                  January 31, 2005.

99.2 Monthly Operating Report For The Period February 1, 2005 to February 28, 2005.

99.3              Monthly Operating Report For The Period March 1, 2005 to March
                  31, 2005.